Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 9, 2011 (this “Agreement”) is entered into among Arch Chemicals, Inc., a Virginia Corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and Bank of America, N.A., as Administrative Agent, have entered into that certain Credit Agreement dated as of May 13, 2011 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The Credit Agreement is hereby amended as follows:

(a) Clause (y) in Section 6.05 of the Credit Agreement is hereby amended to read as follows:

“(y) 50% of the cumulative Consolidated Adjusted Net Income of the Borrower for the period (taken as one accounting period) since March 31, 2011 through the last day of the fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b),”

2. Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Required Lenders and Bank of America, N.A., as Administrative Agent.

3. Miscellaneous.

(a) The Credit Agreement and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) The Borrower (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c) The Borrower hereby represents and warrants as follows:

(i) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii) This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(iii) No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Borrower of this Agreement.

(d) The Borrower represents and warrants to the Lenders that after giving effect to this Agreement (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects as of the date hereof and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	ARCH CHEMICALS, INC.

	By:	/S/ W. Paul Bush
	Name:	W. Paul Bush
	Title:	Treasurer

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/S/ Irene Bertozzi Barenstein
	Name:	Irene Bertozzi Barenstein
	Title:	Treasurer

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/S/ Irene Bertozzi Barenstein
	Name:	Irene Bertozzi Barenstein
	Title:	Treasurer

RBS CITIZENS, NA,
as a Lender

	By:	/S/ Cindy Chen
	Name:	Cindy Chen
	Title:	Senior Vice President

WELLS FARGO BANK, N.A.,
as a Lender

	By:	/S/ John J. Mulvey
	Name:	John J. Mulvey
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/S/ D. Scott Farquhar
	Name:	D. Scott Farquhar
	Title:	Senior Vice President

ARCH CHEMICALS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, N.A.,
as a Lender

By:	/S/ Robert H. Rogers
Name:	Robert H. Rogers
Title:	Senior Relationship Manager
as a Lender

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/S/ Roger Eric Searls
Name:	Roger Eric Searls
Title:	Vice President

COMERICA BANK, as a Lender

By:	/S/ Daryl Krause
Name:	Daryl Krause
Title:	Senior Vice President

ARCH CHEMICALS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT